Exhibit 99.1

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

BOARD COMMITTEE ASSIGNMENTS

Board Approved, January 24, 2008

Executive/Governance Committee

(Meets as needed)

Paul Clabuesch, Chair* (thru 12/31/09)

Charles L. Crow, Vice Chair* (thru 12/31/09)

Robert F. Fix, Secretary*

Thomas R. Sullivan*

Gregory F. Ehlinger**

Michael J. Hannigan, Jr.***

James L. Logue***

Jeffrey A. Poxon, Alternate***

Budget/Information Technology Committee

(4 meetings per year)

James L. Logue, Chair**

Robert F. Fix, Vice Chair**

Michael J. Hannigan, Jr.**

Michael F. Petrie**

James D. MacPhee***

John L. Skibski***

Vacant (Awaiting public interest appointments and Board election)

Paul Clabuesch, Ex-Officio Voting Member

Affordable Housing Committee

(4 in-person meetings per year with Advisory Council)

Timothy P. Gaylord, Chair*

Jonathan P. Bradford, Vice Chair***

Charles L. Crow*

Michael J. Hannigan, Jr.***

James L. Logue***

Michael F. Petrie***

Paul Clabuesch, Ex-Officio Voting Member

Finance Committee

(6 meetings per year)

Robert F. Fix, Chair*

Jeffrey A. Poxon, Vice Chair*

Gregory F. Ehlinger*

Robert D. Long**

Michael F. Petrie**

Jonathan P. Bradford***

Thomas R. Sullivan***

Paul Clabuesch, Ex-Officio Voting Member

Audit Committee

(4 meetings per year plus conference calls)

Gregory F. Ehlinger, Chair* (Designated Financial Expert; effective 1/26/06, reaffirmed 11/17/06 and 11/16/07)

Timothy P. Gaylord, Vice Chair*

Jeffrey A. Poxon*

Robert D. Long**

John L. Skibski***

Vacant (awaiting public interest appointment)

Paul Clabuesch, Ex-Officio Voting Member

Human Resources Committee

(4 meetings per year)

Thomas R. Sullivan, Chair**

Michael J. Hannigan, Jr., Vice Chair**

Charles L. Crow**

Gregory F. Ehlinger***

Robert D. Long***

James D. MacPhee***

Paul Clabuesch, Ex-Officio Voting Member

Council of FHLBanks

(2 meetings per year)

Paul Clabuesch*

Charles L. Crow*

Milton J. Miller II

Jonathan R. West, Alternate

Non-Committee Directors

All non-committee directors are welcome to attend all committee meetings.

*       Served in 2006

**     New to committee in 2007

***  New to committee in 2008